UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 8, 2016

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2016, CVR Energy, Inc. (the “Company”) held its annual meeting of the stockholders of the Company. The stockholders of the Company voted on four proposals, consisting of (1) election of eight directors to the board of directors of the Company (the “Board”), (2) ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016, (3) approval by a non-binding advisory vote of the Company’s named executive officer compensation (referred to as “Say-on-Pay”), and (4) re-approval of the Company's performance incentive plan. For more information regarding the foregoing proposals, please see the Company’s Proxy Statement dated April 29, 2016, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

At the annual meeting of the stockholders of the Company, (1) all of the Board’s nominees for director were elected, (2) the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016 was ratified, (3) the stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”), and (4) the stockholders re-approved the Company's performance incentive plan. The voting results for each of the proposals are summarized below.

Proposal 1 - Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Bob G. Alexander	81,583,132	279,314	—	2,680,706
SungHwan Cho	73,887,712	7,974,734	—	2,680,706
Jonathan Frates	75,130,986	6,731,460	—	2,680,706
Carl C. Icahn	78,522,617	3,339,829	—	2,680,706
Andrew Langham	75,625,378	6,237,068	—	2,680,706
John J. Lipinski	78,594,658	3,267,788	—	2,680,706
Stephen Mongillo	81,002,975	859,471	—	2,680,706
James M. Strock	81,002,669	859,777	—	2,680,706

Proposal 2 - Ratify the Audit Committee’s Selection of Grant Thornton

The appointment by the Company’s Audit Committee of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016 was ratified by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
84,404,953	58,345	79,854	—

Proposal 3 - Non-Binding, Advisory Vote on Named Executive Officer Compensation (Say-on-Pay)

The stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”) by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
80,546,885	1,245,921	69,640	2,680,706

Proposal 4 - Re-Approval of the Company's Performance Incentive Plan

The stockholders re-approved the Company's performance incentive plan by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
78,273,283	3,520,737	68,426	2,680,706

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2016

CVR Energy, Inc.

By:	/s/ John R. Walter
John R. Walter,
Senior Vice President, General Counsel and Secretary